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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                                Pioneer Bond Fund
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


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     2)   Aggregate number of securities to which transaction applies:


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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid:


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               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913(04-05)

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

[The following is a screenshot of an internet page]

myproxyonline                                            Friday, August 24, 2007

Welcome. Ready to vote?
Please enter your proxy information below:

----------------------------------
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----------------------------------
Control Number

This information can be found on your proxy card.

myproxyonline incorporates the highest security standards, so take confidence in knowing that the vote you cast here is secure.
                           --------------------------------

Should you have any questions about casting your vote, please contact The Altman Group at 1-800-314-9816.

VOTING POWERED BY               [logo] The Altman Group
[logo] TALON


FINANCIAL TECHNOLOGIES

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

[The following is a screenshot of an internet page]

myproxyonline                                            Friday, August 24, 2007

Welcome. Ready to vote?
Please enter your proxy information below:

----------------------------------
                                         [arrow right] Next     [graphic]
----------------------------------
Check Digit

This information can be found on your proxy card.

myproxyonline incorporates the highest security standards, so take confidence in knowing that the vote you cast here is secure.
                           --------------------------------

Should you have any questions about casting your vote, please contact The Altman Group at 1-800-314-9816.

VOTING POWERED BY               [logo] The Altman Group
[logo] TALON

FINANCIAL TECHNOLOGIES

--------------------------------------------------------------------------------
Download Adobe Reader                            Home
--------------------------------------------------------------------------------

[The following is a screenshot of an internet page]

myproxyonline                                            Friday, August 24, 2007

                                                [logo] The Altman Group

You may now cast your vote for:

Pioneer Investments
PIONEER INTEREST SHARES
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 16, 2007

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

1. To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Fund will transfer all of its assets to Pioneer Bond Fund (the "Acquiring Fund"), managed by Pioneer Investment Management, Inc., in exchange for Class Y shares of the Acquiring Fund:

        FOR             AGAINST         ABSTAIN
---------------------------------------------------------

        / /               / /            / /

                                    [Submit]

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Download Adobe Reader                            Home
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

[The following is a screenshot of an internet page]

myproxyonline                                            Friday, August 24, 2007

                                                [logo] The Altman Group

You may now cast your vote for:

Pioneer Investments
PIONEER INTEREST SHARES
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 16, 2007

Your Board of Trustees recommends that you vote "FOR" Proposal 1.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

1. To approve an Agreement and Plan of Reorganization. Under an Agreement and Plan of Reorganization, your Fund will transfer all of its assets to Pioneer Bond Fund (the "Acquiring Fund"), managed by Pioneer Investment Management, Inc., in exchange for Class Y shares of the Acquiring Fund:

-----------------------------------------------------
                         FOR
-----------------------------------------------------

                             [Cast Your Proxy Now!]

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Download Adobe Reader                            Home
--------------------------------------------------------------------------------

[The following is a screenshot of an internet page]

myproxyonline                                            Friday, August 24, 2007

                                                [logo] The Altman Group

You may now cast your vote for:

Pioneer Investments
PIONEER INTEREST SHARES
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 16, 2007

                  Your proxy has been processed successfully.

                                    [Return]

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